UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Repor t

Legg Mason
Western Asset

Global
Inflation
Management
Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Global Inflation Management Fund

Fund objectives

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Global Inflation Management Fund for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason Western Asset Global Inflation Management Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended October 31, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of

Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Despite this, investors were skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. Given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

IV	Legg Mason Western Asset Global Inflation Management Fund

Investment commentary (cont’d)

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended October 31, 2010. When the period began, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on October 31, 2010, two-year Treasury yields were 0.34%, the low for the period. Ten-year Treasury yields ended the period at 2.63%, which was higher than their trough of 2.41% that occurred from October 6th through the 8th. For the twelve months ended October 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 8.01%. In contrast, the Barclays Capital Global Aggregate Index (Hedged)vi returned 6.33% over the same time frame.

Inflation generally remained well-contained during the reporting period. For the twelve months ended October 31, 2010, the seasonally adjusted rate of inflation, as measured by the Consumer Price Index

Legg Mason Western Asset Global Inflation Management Fund	V

for All Urban Consumers (“CPI-U”)vii, was 1.2%. The CPI-U less food and energy was 0.6% over the same time frame. Despite tepid inflation, the price of gold, which is often a signal of rising prices, reached an all-time high of $1,373 an ounce in October 2010. Inflation-protected securities generated solid results during the twelve months ended October 31, 2010, with the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)viii returning 6.08%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexix returned 19.10% for the twelve months ended October 31, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 17.70% over the twelve months ended October 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

viii	The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets.

ix

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return, with current income as a secondary investment objective.

The Fund invests, under normal circumstances, at least 80% of the value of its assets in inflation-indexed or inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, as well as certain other fixed-income securities and related securities that we believe will provide protection against inflation, including floating rate and other short durationi securities. The Fund focuses on investment grade securities but may invest up to 20% of its assets in below investment grade securities. In addition, the Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and up to 10% of its assets in foreign securities issued by issuers located in emerging market countries. Instead of investing directly in particular securities, the Fund may use instruments, such as derivatives, that are intended to provide economic exposure to the securities or the issuers. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended October 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period.

The yields on two- and ten-year Treasuries began the fiscal year at 0.90% and 3.41%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. Yields moved sharply lower toward the end of the fiscal year in anticipation of possible quantitative easing by the Fed. During the fiscal year, two-year Treasury yields moved as high as 1.18% and ended at the period low of 0.34%. In contrast, ten-year Treasuries rose as high as 4.01% and fell as low as 2.41% — ending the fiscal year at 2.63%. All told, the Barclays Capital U.S. Aggregate Indexiii returned 8.01% for the twelve months ended October 31, 2010.

When the reporting period began in November 2009, there continued to be concerns regarding future inflation given signs of improving economic conditions in many regions of the world. However, fears of inflation were replaced with fears of deflation over the next six months as economic data pointed to a slowdown in developed country growth. There was another turnaround in the expectations for inflation during the latter portion of the period, given the prospect for additional quantitative easing in a number of developed countries, including the U.S. and Japan. This was evident by the solid performance of many inflation-linked bonds, as well as rising oil prices and record-high gold prices. Even though inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv was a relatively tepid 1.2% during the twelve-month period ended October 31, 2010, inflation-protected securities

2	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Fund overview (cont’d)

produced solid results. Over the reporting period, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)v gained 6.08%.

Q. How did we respond to these changing market conditions?

A. We did not make any significant changes to the Fund during the reporting period. Over the twelve months ended October 31, 2010, the Fund utilized currency forwards, currency options, U.S. Treasury futures and options, Eurodollar futures and options, LIBORvi futures and options, German futures and options and Australian futures. These derivative instruments were used to manage the Fund’s interest rate risk and yield curvevii positioning, as well as its currency exposure. Overall, they detracted from performance during the reporting period.

Performance review

For the twelve months ended October 31, 2010, Class A shares of Legg Mason Western Asset Global Inflation Management Fund, excluding sales charges, returned 5.60%. The Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged), returned 6.08% over the same time frame. The Lipper Treasury Inflation-Protected Securities Funds Category Average1 returned 9.89% for the same period.

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Global Inflation Management Fund:
Class A	7.34%	5.60%
Class C	6.71%	4.84%
Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	7.67%	6.08%
Lipper Treasury Inflation-Protected Securities Funds Category Average[1]	5.88%	9.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended October 31, 2010 for Class A and Class C shares would have been 7.06% and 6.61%, respectively; the returns for the twelve months ended October 31, 2010 for Class A and Class C shares would have been 5.32% and 4.74%, respectively.

The 30-Day SEC Yields for the period ended October 31, 2010 for Class A and Class C shares were 1.61% and 1.15%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and Class C shares would have been 1.10% and 0.50%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A and Class C shares were 1.26% and 1.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.90% for Class A shares and 1.40% for Class C shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our underweight position in Italy, which underperformed the overall benchmark.

Based on our expectations for moderating inflation in the region, we maintained an underweight in European inflation-linked bonds versus nominal bonds (bonds with yields not adjusted for inflation). This allocation was rewarded as European inflation-linked bonds lagged their nominal counterpart during the reporting period.

An out-of-benchmark exposure to investment grade corporate bonds was also beneficial. In particular, the Fund’s European and U.S. Financials credits contributed to performance as they generated strong results given improving corporate profits and solid demand.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 157 funds for the six-month period and among the 133 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	3

Elsewhere, short positions in the euro and sterling enhanced the Fund’s performance over the fiscal year as a whole. Both currencies were negatively impacted by the sovereign debt crisis in Europe.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its short duration versus that of the benchmark, as interest rates declined during the period.

In expectation of a flattening yield curve in the U.S., we maintained an overweight to longer-term securities. This positioning was not rewarded as the curve steepened during the period, with short-term yields declining more than their long-term counterparts.

We maintained an underweight to short-term nominal bonds in the U.S. and UK. We were underweight due to concerns regarding further banking strains given the European sovereign debt crisis. The Fund’s positioning negatively impacted results as short-term rates remained stable and low during the reporting period.

Thank you for your investment in Legg Mason Western Asset Global Inflation Management Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 16, 2010

RISKS: This Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Non-U.S. Treasury Inflation Protected Securities (48.8%), U.S. Treasury Inflation Protected Securities (38.8%), Corporate Bonds & Notes (5.9%), Sovereign Bonds (2.0%) and Short-Term Investments (0.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]	The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets.

vi

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009 and, except for purchase options, does not include derivatives, such as futures contracts, forward foreign currency contracts, written options and options on futures. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses ` Paid During the Period[3]
Class A4	7.34%	$1,000.00	$1,073.40	0.90%	$4.70	Class A	5.00%	$1,000.00	$1,020.67	0.90%	$4.58
Class C4	6.71	1,000.00	1,067.10	1.40	7.29	Class C	5.00	1,000.00	1,018.15	1.40	7.12

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 7.06% and 6.61% for Class A and C shares, respectively.

6	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class C‡
Twelve Months Ended 10/31/10	5.60%	4.84%
Five Years Ended 10/31/10	4.49	3.94
Ten Years Ended 10/31/10	4.39	N/A
Inception* through 10/31/10	5.81	3.58

With sales charges[2]	Class A‡	Class C‡
Twelve Months Ended 10/31/10	3.21%	4.84%
Five Years Ended 10/31/10	4.02	3.94
Ten Years Ended 10/31/10	4.15	N/A
Inception* through 10/31/10	5.69	3.58

Cumulative total returns
Without sales charges[1]
Class A (10/31/00 through 10/31/10)	53.65%
Class C (Inception date of 10/12/04 through 10/31/10)	23.71

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Western Asset Global Inflation Management Fund vs. Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)† — October 2000 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	The inception dates for Class A and C shares are July 22, 1991 and October 12, 2004, respectively.

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Western Asset Global Inflation Management Fund on October 31, 2000, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been lower.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	7

Spread duration (unaudited)

Economic exposure — October 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC World Gov	— Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)
LMWA Global	— Legg Mason Western Asset Global Inflation Management Fund
Non$	— Non-U.S. Dollar

8	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

BC World Gov	— Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)
LMWA Global	— Legg Mason Western Asset Global Inflation Management Fund
Non$	— Non-U.S. Dollar

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	9

Schedule of investments

October 31, 2010

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 48.8%
Australia — 3.7%
Australia Government, Bonds	4.000%	8/20/20	215,000	AUD	$345,949
Australia Government, Bonds	3.000%	9/20/25	870,000	AUD	930,250
Total Australia					1,276,199
Canada — 2.1%
Government of Canada, Bonds	3.000%	12/1/36	101,982	CAD	142,884
Government of Canada, Bonds	4.250%	12/1/26	372,064	CAD	544,172
Government of Canada, Bonds	4.250%	12/1/21	28,095	CAD	37,696
Total Canada					724,752
France — 9.8%
Government of France, Bonds	1.600%	7/25/11	156,598	EUR	221,446
Government of France, Bonds	3.000%	7/25/12	306,275	EUR	453,867
Government of France, Bonds	2.500%	7/25/13	204,566	EUR	305,874
Government of France, Bonds	1.600%	7/25/15	346,282	EUR	510,946
Government of France, Bonds	1.000%	7/25/17	356,070	EUR	512,525
Government of France, Bonds	2.250%	7/25/20	319,186	EUR	496,562
Government of France, Bonds	2.100%	7/25/23	554,385	EUR	871,019
Total France					3,372,239
Germany — 0.9%
Bundesobligation, Inflation Linked	2.250%	4/15/13	202,979	EUR	299,061
Italy — 7.6%
Italy Buoni Poliennali Del Tesoro, Bonds	1.850%	9/15/12	351,962	EUR	504,328
Italy Buoni Poliennali Del Tesoro, Bonds	2.100%	9/15/21	759,090	EUR	1,042,666
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.150%	9/15/14	444,643	EUR	642,147
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.350%	9/15/35	279,193	EUR	394,920
Total Italy					2,584,061
Japan — 4.4%
Government of Japan, Bonds	1.200%	3/10/14	2,973,000	JPY	37,121
Government of Japan, Bonds	1.100%	6/10/14	6,972,000	JPY	86,310
Government of Japan, Bonds	0.500%	12/10/14	10,306,400	JPY	125,029
Government of Japan, Bonds	0.500%	6/10/15	14,985,000	JPY	180,766
Government of Japan, Bonds	0.800%	9/10/15	12,736,000	JPY	156,250
Government of Japan, Bonds	0.800%	12/10/15	11,705,600	JPY	143,901
Government of Japan, Bonds	1.200%	12/10/17	19,760,000	JPY	245,002
Government of Japan, Bonds	1.400%	3/10/18	13,060,600	JPY	163,822
Government of Japan, Bonds	1.400%	6/10/18	29,490,000	JPY	368,620
Total Japan					1,506,821
Sweden — 3.1%
Government of Sweden, Bonds	4.000%	12/1/20	1,810,000	SEK	434,734
Government of Sweden, Bonds	3.500%	12/1/28	2,600,000	SEK	633,031
Total Sweden					1,067,765
United Kingdom — 17.2%
United Kingdom Treasury Gilt, Bonds	0.750%	11/22/47	345,774	GBP	562,001
United Kingdom Treasury Gilt, Bonds	2.500%	8/16/13	180,000	GBP	804,626
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	80,585	GBP	161,086
United Kingdom Treasury Gilt, Bonds	2.500%	7/26/16	110,000	GBP	558,238

See Notes to Financial Statements.

10	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
United Kingdom — continued
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/17	139,045	GBP	$245,631
United Kingdom Treasury Gilt, Bonds	2.500%	7/17/24	130,000	GBP	586,503
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	150,351	GBP	260,132
United Kingdom Treasury Gilt, Bonds	4.125%	7/22/30	132,000	GBP	565,660
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/32	51,690	GBP	90,739
United Kingdom Treasury Gilt, Bonds	2.000%	1/26/35	106,000	GBP	277,418
United Kingdom Treasury Gilt, Bonds	1.125%	11/22/37	501,679	GBP	875,257
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	217,709	GBP	334,398
United Kingdom Treasury Gilt, Bonds	0.625%	11/22/42	169,042	GBP	262,090
United Kingdom Treasury Gilt, Bonds	0.500%	3/22/50	210,376	GBP	315,845
Total United Kingdom					5,899,624
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $14,440,121)					16,730,522
Corporate Bonds & Notes — 5.9%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.1%
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	5,000		5,650
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	15,000		17,325
Total Hotels, Restaurants & Leisure					22,975
Media — 0.2%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	10,000		11,612
DISH DBS Corp., Senior Notes	6.625%	10/1/14	10,000		10,613
DISH DBS Corp., Senior Notes	7.750%	5/31/15	40,000		43,750
Total Media					65,975
Total Consumer Discretionary					88,950
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	70,000		76,825
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000		33,600	(a)
El Paso Corp., Senior Notes	8.250%	2/15/16	85,000		97,006
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	25,000		26,750	(a)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	10,000		10,450	(a)
Total Energy					244,631
Financials — 3.6%
Capital Markets — 0.4%
Goldman Sachs Group Inc.	5.125%	10/23/19	100,000	EUR	142,327
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		0	(a)(b)(c)(d)
Total Capital Markets					142,327
Commercial Banks — 1.9%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		0	(a)(b)(c)(d)
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	33,000	EUR	35,365	(e)(f)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	150,000	EUR	219,996
Royal Bank of Scotland Group PLC, Junior Subordinated Debentures	7.092%	9/29/17	100,000	EUR	109,951	(b)(e)(f)
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	190,000	EUR	285,072
Total Commercial Banks					650,384

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	11

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 0.7%
Citigroup Inc., Senior Notes	7.375%	9/4/19	150,000	EUR	$243,529
Insurance — 0.5%
ELM BV	5.252%	5/25/16	150,000	EUR	195,200	(e)(f)
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	20,000		21,122
Total Financials					1,252,562
Health Care — 0.3%
Health Care Providers & Services — 0.3%
HCA Inc., Senior Secured Notes	9.875%	2/15/17	80,000		90,200
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	5,000		5,825
Total Health Care					96,025
Industrials — 0.1%
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	16,000		19,420
Materials — 0.2%
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	30,000		33,150
Metals & Mining — 0.1%
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	30,000		32,325	(a)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000		2,493
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000		3,709
Total Metals & Mining					38,527
Total Materials					71,677
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.3%
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	50,000		52,250
Windstream Corp., Senior Notes	8.625%	8/1/16	40,000		42,700
Total Diversified Telecommunication Services					94,950
Wireless Telecommunication Services — 0.2%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	25,000		27,063
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	50,000		53,687
Total Wireless Telecommunication Services					80,750
Total Telecommunication Services					175,700
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	30,000		32,625	(a)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	40,000		27,100
Total Utilities					59,725
Total Corporate Bonds & Notes (Cost — $2,118,802)					2,008,690
Sovereign Bonds — 2.0%
Germany — 2.0%
Bundesrepublik Deutschland, Bonds (Cost — $592,464)	4.250%	7/4/39	410,000	EUR	702,114
U.S. Treasury Inflation Protected Securities — 38.8%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	642,757		768,044
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	714,922		818,977

See Notes to Financial Statements.

12	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — continued
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	1,136,625	$1,367,413
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	395,971	439,064	(g)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	580,375	808,580
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	279,615	344,865
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	663,965	963,424
U.S. Treasury Bonds, Inflation Indexed	3.375%	4/15/32	442,753	626,565	(g)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	642,574	755,024	(g)
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	193,644	200,830
U.S. Treasury Notes, Inflation Indexed	3.000%	7/15/12	36,424	38,758
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	392,472	405,840
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	213,946	229,006
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	797,479	863,645
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	20,630	21,923
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	115,812	126,715
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	2,023,588	2,194,012
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	448,928	495,820
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	450,951	502,740
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	410,765	473,374
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	97,425	111,765
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	700,693	753,409
Total U.S. Treasury Inflation Protected Securities (Cost — $11,894,259)				13,309,793

		Expiration Date	Contracts/ Notional Amount
Purchased Options — 0.1%
Eurodollar Futures, Call @ $99.75		12/13/10	49	919
Eurodollar Futures, Put @ $99.5		12/13/10	57	2,137
U.S. Dollar vs. Japanese Yen Futures, Call @ 82JPY		11/18/10	2,370,000	10,959	(c)
U.S. Dollar vs. Japanese Yen Futures, Call @ 87JPY		11/24/10	2,360,000	1,208	(c)
U.S. Treasury 10-Year Notes Futures, Call @ $128.5		12/23/10	16	5,000
U.S. Treasury 30-Year Bonds Futures, Call @ $135		11/26/10	27	17,719
Total Purchased Options (Cost — $107,563)				37,942
Total Investments before Short-Term Investments (Cost — $29,153,209)				32,789,061

		Maturity Date	Face Amount†
Short-Term Investments — 0.9%
Repurchase Agreements — 0.9%
Morgan Stanley tri-party repurchase agreement dated 10/29/10; Proceeds at maturity — $308,005; (Fully collateralized by U.S. government agency obligations, 1.375% due 4/28/11; Market value — $314,871) (Cost — $308,000)	0.190%	11/1/10	308,000	308,000
Total Investments — 96.5% (Cost — $29,461,209#)				33,097,061
Other Assets in Excess of Liabilities — 3.5%				1,199,009
Total Net Assets — 100.0%				$34,296,070

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	13

Legg Mason Western Asset Global Inflation Management Fund

(b)	The coupon payment on these securities is currently in default as of October 31, 2010.

(c)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $30,549,763.

Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 30-Year Bonds Futures, Call	11/26/10	$137.00	27	$9,281
Total Written Options (Premiums received — $17,209)				$9,281

See Notes to Financial Statements.

14	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $29,461,209)	$33,097,061
Foreign currency, at value (Cost — $8,749)	2,258
Cash	565
Receivable for securities sold	1,587,711
Unrealized appreciation on forward foreign currency contracts	637,470
Interest receivable	205,701
Receivable for Fund shares sold	177,336
Foreign currency collateral for open futures contracts, at value (Cost — $90,330)	96,864
Deposits with brokers for open futures contracts	16,448
Prepaid expenses	18,264
Total Assets	35,839,678

Liabilities:
Unrealized depreciation on forward foreign currency contracts	822,984
Payable for securities purchased	450,090
Payable for Fund shares repurchased	102,935
Payable to broker — variation margin on open futures contracts	61,140
Distribution fees payable	9,292
Written options, at value (premium received $17,209)	9,281
Distributions payable	4,898
Trustees’ fees payable	2,530
Investment management fee payable	739
Accrued expenses	79,719
Total Liabilities	1,543,608
Total Net Assets	$34,296,070

Net Assets:
Par value (Note 7)	$31
Paid-in capital in excess of par value	33,046,513
Overdistributed net investment income	(473,513)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(1,491,624)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	3,214,663
Total Net Assets	$34,296,070

Shares Outstanding:
Class A	2,641,714
Class C	418,115

Net Asset Value:
Class A (and redemption price)	$11.22
Class C (and redemption price)	$11.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$11.48

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	15

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Interest	$685,855

Expenses:
Investment management fee (Note 2)	195,321
Distribution fees (Notes 2 and 5)	117,240
Registration fees	70,717
Transfer agent fees (Note 5)	63,988
Shareholder reports	36,929
Audit and tax	36,516
Custody fees	8,451
Insurance	2,404
Legal fees	2,192
Trustees’ fees	204
Miscellaneous expenses	2,505
Total Expenses	536,467
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(188,101)
Compensating balance arrangements (Note 1)	(293)
Net Expenses	348,073
Net Investment Income	337,782

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,213,344
Futures contracts	(711,450)
Written options	34,195
Foreign currency transactions	106,576
Net Realized Gain	642,665
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	772,123
Futures contracts	(106,748)
Written options	7,928
Foreign currencies	(45,932)
Change in Net Unrealized Appreciation (Depreciation)	627,371
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	1,270,036
Proceeds from Settlement of a Regulatory Matter (Note 9)	88,916
Increase in Net Assets From Operations	$1,696,734

See Notes to Financial Statements.

16	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2010	2009

Operations:
Net investment income (loss)	$337,782	$(120,585)
Net realized gain (loss)	642,665	(1,950,257)
Change in net unrealized appreciation (depreciation)	627,371	7,538,972
Proceeds from settlement of a regulatory matter (Note 9)	88,916	—
Increase in Net Assets From Operations	1,696,734	5,468,130

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(542,999)	(1,149,995)
Decrease in Net Assets From Distributions to Shareholders	(542,999)	(1,149,995)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	6,443,947	44,275,071
Reinvestment of distributions	509,590	1,086,122
Cost of shares repurchased	(11,431,091)	(46,592,872)
Decrease in Net Assets From Fund Share Transactions	(4,477,554)	(1,231,679)
Increase (Decrease) in Net Assets	(3,323,819)	3,086,456

Net Assets:
Beginning of year	37,619,889	34,533,433
End of year*	$34,296,070	$37,619,889
* Includes overdistributed net investment income of:	$(473,513)	$(962,610)

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2010	2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$ 10.80	$ 9.43	$ 10.97	$ 10.72	$ 10.81

Income (loss) from operations:
Net investment income (loss)	0.11	(0.03)	0.38	0.20	0.46
Net realized and unrealized gain (loss)	0.46	1.69	(1.44)	0.56	(0.08)
Proceeds from settlement of a regulatory matter	0.03	—	—	—	—
Total income (loss) from operations	0.60	1.66	(1.06)	0.76	0.38

Less distributions from:
Net investment income	(0.18)	(0.29)	(0.48)	(0.51)	(0.47)
Net realized gains	—	—	—	—	(0.00) [3]
Total distributions	(0.18)	(0.29)	(0.48)	(0.51)	(0.47)

Net asset value, end of year	$11.22	$10.80	$9.43	$10.97	$10.72
Total return[4]	5.60%[5]	18.07%	(10.25)%	7.39%	3.68%

Net assets, end of year (000s)	$29,630	$30,565	$28,869	$25,983	$27,403

Ratios to average net assets:
Gross expenses	1.41%	1.23%	1.45%	2.21%[6]	1.58%
Net expenses[7,8]	0.90 [9]	0.90 [9]	0.90 [9]	1.21 [6,10]	1.19 [10]
Net investment income (loss)	1.03	(0.34)	3.40	1.93	4.35

Portfolio turnover rate	78%	129%	81%	38%	171%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.32% (Note 9).

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.20%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]

Effective December 31, 2004 through October 31, 2007, as a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.20%.

See Notes to Financial Statements.

18	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2010	2009	2008	2007[2]		2006[2]

Net asset value, beginning of year	$10.79	$ 9.43	$10.97	$10.73		$10.81

Income (loss) from operations:
Net investment income (loss)	0.06	(0.01)	0.34	0.14		0.40
Net realized and unrealized gain (loss)	0.44	1.63	(1.46)	0.56		(0.06)
Proceeds from settlement of a regulatory matter	0.01	—	—	—		—
Total income (loss) from operations	0.51	1.62	(1.12)	0.70		0.34

Less distributions from:
Net investment income	(0.14)	(0.26)	(0.42)	(0.46)		(0.42)
Net realized gains	—	—	—	—		(0.00) [3]
Total distributions	(0.14)	(0.26)	(0.42)	(0.46)		(0.42)

Net asset value, end of year	$11.16	$10.79	$9.43	$10.97		$10.73
Total return[4]	4.84%[5]	17.60%	(10.70)%	6.74%		3.25%

Net assets, end of year (000s)	$4,666	$7,055	$5,664	$368		$919

Ratios to average net assets:
Gross expenses	2.04%	1.80%	1.52%	2.66%[6]		2.07%
Net expenses[7,8]	1.40 [9]	1.40 [9]	1.38 [9]	1.72	6.10	1.70 [10]
Net investment income (loss)	0.52	(0.13)	3.11	1.36		3.74

Portfolio turnover rate	78%	129%	81%	38%		171%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.74% (Note 9).

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]

Effective December 31, 2004 through October 31, 2007, as a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.70%.

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

20	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Non-U.S. treasury inflation protected securities	—	$16,730,522	—		$16,730,522
Corporate bonds & notes	—	2,008,690	$0	*	2,008,690
Sovereign bonds	—	702,114	—		702,114
U.S. treasury inflation protected securities	—	13,309,793	—		13,309,793
Purchased options	$25,775	12,167	—		37,942
Total long-term investments	$25,775	$32,763,286	$0	*	$32,789,061
Short-term investments†	—	308,000	—		308,000
Total investments	$25,775	$33,071,286	$0	*	$33,097,061
Other financial instruments:
Futures contracts	(241,348)	—	—		(241,348)
Forward foreign currency contracts	—	(185,514)	—		(185,514)
Written options	(9,281)	—	—		(9,281)
Options on futures	(10,206)	—	—		(10,206)
Total other financial instruments	$(260,835)	$(185,514)	—		$(446,349)
Total	$(235,060)	$32,885,772	$0	*	$32,650,712

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes
Balance as of October 31, 2009	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	$0	*
Transfers out of Level 3	—
Balance as of October 31, 2010	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010	—

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	21

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

22	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	23

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$605,398	$(605,398)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of Treasury Inflation-Protected Securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan, respectively.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and C shares did not exceed 0.90% and 1.40%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended October 31, 2010, fees waived and/or expenses reimbursed amounted to $188,101.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares.

24	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$18,700,097	$8,059,768
Sales	24,259,045	8,266,093

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,572,310
Gross unrealized depreciation	(1,025,012)
Net unrealized appreciation	$2,547,298

At October 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bund	9	12/10	$1,615,274	$1,618,761	$3,487
Contracts to Sell:
90-Day Eurodollar	44	12/10	10,803,307	10,964,250	(160,943)
LIBOR	52	12/10	10,290,964	10,337,167	(46,203)
U.S. Treasury 10-Year Notes	9	12/10	1,124,103	1,136,531	(12,428)
U.S. Treasury 5-Year Notes	13	12/10	1,555,255	1,580,516	(25,261)
					(244,835)
Net unrealized loss on open futures contracts					$(241,348)

During the year ended October 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2009	—	—
Options written	216	$71,654
Options closed	(189)	(54,445)
Options expired	—	—
Written options, outstanding October 31, 2010	27	$17,209

At October 31, 2010, the Fund had the following purchased and written options on futures:

	Number of Contracts	Strike Price		Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
LIBOR, Call	85	99.75	GBP	12/15/10	$956	$0	$(956)
LIBOR, Put	152	99.00	GBP	12/15/10	24,742	2,284	(22,458)
							(23,414)
Contracts to Sell:
German Euro Bund, Put	3	132.00	EUR	11/30/10	5,031	12,401	(7,370)
LIBOR, Put	69	98.00	GBP	12/15/10	20,578	0	20,578
							13,208
Net unrealized loss on purchased and written options on futures							$(10,206)

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	25

At October 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Credit Suisse London	531,188	$518,961	11/24/10	$3,124
Australian Dollar	JPMorgan Chase Bank	280,000	273,555	11/24/10	(1,125)
Australian Dollar	JPMorgan Chase Bank	114,607	111,968	11/24/10	8,633
British Pound	JPMorgan Chase Bank	637,550	1,021,415	11/24/10	9,840
British Pound	BNP Paribas SA	469,052	751,466	11/24/10	20,080
British Pound	UBS AG London	402,803	645,329	11/24/10	3,892
British Pound	Credit Suisse London	195,561	313,307	11/24/10	3,506
British Pound	Deutsche Bank AG London	124,718	199,810	11/24/10	7,539
British Pound	JPMorgan Chase Bank	70,985	113,725	11/24/10	2,237
British Pound	Deutsche Bank AG London	68,203	109,267	11/24/10	1,936
Canadian Dollar	Credit Suisse London	1,636,375	1,603,602	11/24/10	(9,821)
Canadian Dollar	JPMorgan Chase Bank	146,397	143,465	11/24/10	922
Euro Currency	Credit Suisse London	4,011,629	5,581,944	11/24/10	308,978
Euro Currency	Royal Bank of Scotland PLC	282,879	393,610	11/24/10	30,559
Euro Currency	UBS AG London	280,671	390,537	11/24/10	1,676
Euro Currency	UBS AG London	278,749	387,862	11/24/10	3,928
Euro Currency	BNP Paribas SA	260,000	361,775	11/24/10	18,302
Euro Currency	JPMorgan Chase Bank	251,426	349,845	11/24/10	2,374
Euro Currency	Credit Suisse London	250,000	347,860	11/24/10	805
Euro Currency	Citibank N.A.	183,759	255,690	11/24/10	13,848
Euro Currency	Royal Bank of Scotland PLC	180,000	250,459	11/24/10	14,746
Euro Currency	JPMorgan Chase Bank	132,879	184,894	11/24/10	(1,472)
Euro Currency	Morgan Stanley & Co.	75,000	104,358	11/24/10	5,282
Euro Currency	JPMorgan Chase Bank	58,068	80,798	11/24/10	6,046
Hong Kong Dollar	Credit Suisse London	1,300,000	167,739	11/24/10	161
Japanese Yen	Credit Suisse London	138,883,782	1,726,203	11/24/10	113,619
Swedish Krona	Credit Suisse London	3,477,415	520,256	11/24/10	41,176
Swedish Krona	UBS AG London	1,146,918	171,590	11/24/10	9,731
					$620,522
Contracts to Sell:
Australian Dollar	UBS AG London	100,000	97,698	11/24/10	(7,780)
Australian Dollar	Credit Suisse London	300,000	293,094	11/24/10	(26,202)
Australian Dollar	Credit Suisse London	382,872	374,059	11/24/10	(18,225)
Australian Dollar	Credit Suisse London	426,300	416,487	11/24/10	(30,771)
Australian Dollar	Credit Suisse London	678,271	662,657	11/24/10	(25,625)
British Pound	Credit Suisse London	32,654	52,314	11/24/10	(404)
British Pound	UBS AG London	37,860	60,656	11/24/10	(501)
British Pound	Deutsche Bank AG London	40,001	64,085	11/24/10	(470)
British Pound	UBS AG London	41,297	66,161	11/24/10	(1,157)
British Pound	UBS AG London	66,783	106,992	11/24/10	(1,172)
British Pound	JPMorgan Chase Bank	67,501	108,142	11/24/10	(2,115)
British Pound	JPMorgan Chase Bank	125,989	201,846	11/24/10	(1,846)
British Pound	JPMorgan Chase Bank	227,465	364,420	11/24/10	(3,125)
British Pound	JPMorgan Chase Bank	320,000	512,670	11/24/10	(19,726)
Canadian Dollar	Credit Suisse London	350,000	342,990	11/24/10	(9,775)
Canadian Dollar	JPMorgan Chase Bank	654,443	641,336	11/24/10	4,530
Euro Currency	Credit Suisse London	50,000	69,572	11/24/10	(393)
Euro Currency	JPMorgan Chase Bank	100,000	139,144	11/24/10	(10,854)
Euro Currency	JPMorgan Chase Bank	220,000	306,117	11/24/10	(26,462)
Euro Currency	Credit Suisse London	260,000	361,775	11/24/10	(29,794)

26	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Euro Currency	Credit Suisse London	360,000	$500,919	11/24/10	$(36,997)
Euro Currency	Citibank N.A.	372,408	518,184	11/24/10	(28,543)
Euro Currency	Credit Suisse London	660,000	918,351	11/24/10	(44,494)
Euro Currency	JPMorgan Chase Bank	2,210,281	3,075,476	11/24/10	(158,987)
Euro Currency	UBS AG London	2,212,631	3,078,745	11/24/10	(149,106)
Japanese Yen	Deutsche Bank AG London	18,180,000	225,961	11/24/10	(12,886)
Japanese Yen	JPMorgan Chase Bank	23,385,423	290,660	11/24/10	(18,949)
Japanese Yen	BNP Paribas SA	34,216,780	425,285	11/24/10	(44,569)
Japanese Yen	UBS AG London	54,162,185	673,188	11/24/10	(41,329)
Swedish Krona	Credit Suisse London	860,000	128,665	11/24/10	(8,938)
Swedish Krona	JPMorgan Chase Bank	5,411,710	809,645	11/24/10	(49,371)
					(806,036)
Net unrealized loss on open forward foreign currency contracts					$(185,514)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options[2]	$25,775	$12,167	$37,942
Futures contracts[3,4]	24,065	—	24,065
Forward foreign currency contracts	—	637,470	637,470
Total	$49,840	$649,637	$699,477

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Written options	$9,281	—	$9,281
Futures contracts[3,4]	275,619	—	275,619
Forward foreign currency contracts	—	$822,984	822,984
Total	$284,900	$822,984	$1,107,884

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Includes options on futures.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$(94,650)	$(30,308)	$(124,958)
Written options	34,195	—	34,195
Futures contracts	(711,450)	—	(711,450)
Forward foreign currency contracts	—	123,047	123,047
Total	$(771,905)	$92,739	$(679,166)

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	27

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$(31,404)	$(35,162)	$(66,566)
Written options	7,928	—	7,928
Futures contracts	(106,748)	—	(106,748)
Forward foreign currency contracts	—	(48,382)	(48,382)
Total	$(130,224)	$(83,544)	$(213,768)

During the year ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$16,461
Written options	2,905
Futures contracts (to buy)	4,086,595
Futures contracts (to sell)	36,903,670
Forward foreign currency contracts (to buy)	15,051,622
Forward foreign currency contracts (to sell)	14,933,231

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.50% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$74,553	$47,804
Class C	42,687	16,184
Total	$117,240	$63,988

For the year ended October 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$152,003
Class C	36,098
Total	$188,101

6. Distributions to shareholders by class

	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Investment Income:
Class A	$478,056	$1,022,718
Class C	64,943	127,277
Total	$542,999	$1,149,995

28	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	416,185	$4,443,665	4,155,859	$40,424,619
Shares issued on reinvestment	42,137	449,826	99,883	965,833
Shares repurchased	(647,530)	(6,883,022)	(4,486,463)	(43,336,268)
Net decrease	(189,208)	$(1,989,531)	(230,721)	$(1,945,816)

Class C
Shares sold	186,712	$2,000,282	376,941	$3,850,452
Shares issued on reinvestment	5,630	59,764	12,460	120,289
Shares repurchased	(428,055)	(4,548,069)	(336,066)	(3,256,604)
Net increase (decrease)	(235,713)	$(2,488,023)	53,335	$714,137

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C
11/29/2010 11/30/2010	$0.025000	$0.020550

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$542,999	$1,149,995

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$367,224
Capital loss carryforward*	(1,083,152)
Other book/tax temporary differences(a)	(160,655)
Unrealized appreciation (depreciation)(b)	2,126,109
Total accumulated earnings (losses) — net	$1,249,526

*	During the taxable year ended October 31, 2010, the Fund utilized $238,913 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2014	$(496,148)
10/31/2017	(587,004)
$(1,083,152)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deducibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	29

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $85,653 and $3,263 for Classes A and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

30	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Notes to financial statements (cont’d)

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and

Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report	31

shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

32	Legg Mason Western Asset Global Inflation Management Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Global Inflation Management Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Global Inflation Management Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 14, 2010

Legg Mason Western Asset Global Inflation Management Fund	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

34	Legg Mason Western Asset Global Inflation Management Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Global Inflation Management Fund	35

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

36	Legg Mason Western Asset Global Inflation Management Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Legg Mason Western Asset Global Inflation Management Fund	37

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

David Castano Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

38	Legg Mason Western Asset Global Inflation Management Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Global Inflation Management Fund	39

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2010:

Record date:	Monthly
Payable date:	April 2010 through October 2010
Interest from federal obligations	34.71%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Global Inflation Management Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Western Asset Management Company Ltd in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Global Inflation Management Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Global Inflation Management Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Global Inflation Management Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01358 12/10 SR10-1258

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,300 in 2009 and $54,900 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $36 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,050 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: December 21, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: December 21, 2010